Exhibit 99.1

Harvard Bioscience Announces Second Quarter 2021 Financial Results

Strong double digit revenue growth, solid margin performance despite global supply chain disruptions

  Revenue up 25% year-over-year as sales momentum continues
  Cellular and Molecular (CMT) product revenue up 22%
  Pre-clinical product revenue up 20%
  Operating margins impacted by higher global supply chain costs

HOLLISTON, Mass., August 5, 2021 (GLOBE NEWSWIRE) -- Harvard Bioscience, Inc. (Nasdaq: HBIO) (the “Company”) today announced financial results for the three and six months ended June 30, 2021.

Jim Green, Chairman and CEO said, “Demand for our pre-clinical products remains very strong, with revenue up 20% over prior year, and also up significantly over pre-Covid levels. Our CMT products also experienced meaningful growth, up 22% over prior year as academic lab sales continue to recover. Operating income on a GAAP and adjusted basis was negatively impacted by increased material, freight and labor efficiency costs associated with ongoing global supply disruptions. However, adjusted operating margins continue to exceed pre-COVID margin levels.”

Green concluded, “Expanding demand from CRO/pharma combined with continuing academic lab recovery and a strong backlog supports our improving revenue outlook in spite of global supply disruptions; we now expect revenue growth of 12% to 15% for fiscal 2021 compared to 2020. Although supply disruptions are forcing extra costs in the short term, we still expect adjusted operating margin expansion to the mid-teens for the year.”

Quarterly Financial Results Summary	Q2'21		Q2'20

Revenue	$29.2	million	$23.3	million

Operating Income (GAAP)	$0.1	million	$0.6	million
Adjusted Operating Income	$4.3	million	$4.1	million
Operating Margin (GAAP)	0.2%		2.4%
Adjusted Operating Margin	14.6%		17.7%

Loss Per Share (GAAP)	$(0.01)		$(0.04)
Adjusted Diluted Earnings Per Share	$0.06		$0.05

Net Debt*	$38.2	million	$42.1	million

* Debt outstanding less cash and cash equivalents

Please refer to the exhibits below for a reconciliation of certain non-GAAP to GAAP financial measures, including operating income, net income and loss, diluted earnings per share and adjusted EBITDA. Please see “Use of Non-GAAP Financial Information” for additional information regarding our use of such adjusted financial information.

Webcast and Conference Call Details

Harvard Bioscience will be hosting a conference call and webcast today at 8:00 a.m. Eastern Time. You can access the live conference call by dialing the following phone numbers: toll-free 1 (877) 303-7611 or international 1 (970) 315-0445 and referencing the conference ID# 6293853.

The conference call will be simultaneously webcast and can be accessed through the Harvard Bioscience website. A slide presentation that will be referenced during the webcast will be posted to our Investor Relations website shortly before the webcast begins. To listen to the webcast, log on to the webcast at: http://investor.harvardbioscience.com/ and click on the Earnings Call icon.

Use of Non-GAAP Financial Information

In this press release, we have included non-GAAP financial information including adjusted operating income, adjusted net income, adjusted diluted earnings per share, and adjusted EBITDA. We believe that this non-GAAP financial information provides investors with an enhanced understanding of the underlying operations of the business. For the periods presented, these non-GAAP financial measures have excluded certain expenses and income primarily resulting from purchase accounting or events that we do not believe are related to the underlying operations of the business such as amortization of intangibles related to acquisitions, costs related to acquisition, disposition and integration initiatives, impairment charges, severance, restructuring and other business transformation expenses, and stock-based compensation expense. They also exclude the tax impact of the reconciling items. This non-GAAP financial information approximates information used by our management to internally evaluate the operating results of the Company. Tabular reconciliations of our adjusted operating income, adjusted net income (loss), adjusted earnings (loss) per diluted share, and adjusted EBITDA are included as exhibits below in this press release.

The non-GAAP financial information provided in this press release should be considered in addition to, not as a substitute for, the financial information provided and presented in accordance with GAAP and may be different than other companies’ non-GAAP financial information.

About Harvard Bioscience

Harvard Bioscience is a leading developer, manufacturer and seller of technologies, products and services that enable fundamental research, discovery, and pre-clinical testing for drug development. Our customers range from renowned academic institutions and government laboratories, to the world’s leading pharmaceutical, biotechnology and contract research organizations. With operations in North America, Europe, and China, we sell through a combination of direct and distribution channels to customers around the world.

For more information, please visit our website at www.harvardbioscience.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of such words as "will," "guidance," "objectives," "optimistic," "potential," "future," "expects," "plans," "estimates," "continue," "drive," "strategy," "potential," "potentially," "growth," "long-term," "projects," "projected," "intends," "believes," "goals," "sees," "seek," "develop" "possible" "new," "emerging," "opportunity," "pursue" and similar expressions that do not relate to historical matters. Forward-looking statements in this press release or that may be made during our conference call may include, but are not limited to, statements or inferences about the Company's or management's beliefs or expectations, the Company's anticipated future revenues and earnings, the strength of the Company's market position and business model, industry outlook, the impact of the COVID-19 pandemic on the Company’s business, the Company's business strategy, the positioning of the Company for growth, the market demand and opportunity for the Company's current products, or products it is developing or intends to develop, and the Company's plans, objectives and intentions that are not historical facts. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and in our other filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein may cause the Company's actual results to differ materially from those in the forward-looking statements. The forward-looking statements in this press release are qualified by these risk factors. The Company's results may also be affected by factors of which the Company is not currently aware. The Company may not update these forward-looking statements, even though its situation may change in the future, unless it has obligations under the federal securities laws to update and disclose material developments related to previously disclosed information.

For investor inquiries, please contact Michael A. Rossi, Chief Financial Officer at (508) 893-8999.

Exhibit 1

HARVARD BIOSCIENCE, INC.

Consolidated Statements of Operations

(unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020

Revenues	$29,197	$23,308	$56,186	$47,079
Cost of revenues	12,844	9,452	24,402	20,241
Gross profit	16,353	13,856	31,784	26,838

Operating expenses:
Sales and marketing expenses	5,730	4,279	11,116	9,858
General and administrative expenses	6,399	5,670	12,732	12,429
Research and development expenses	2,701	1,897	5,188	4,387
Amortization of intangible assets	1,465	1,454	2,929	2,881
Total operating expenses	16,295	13,300	31,965	29,555

Operating income	58	556	(181)	(2,717)

Other expense:
Interest expense	(377)	(1,233)	(788)	(2,532)
Other expense, net	(313)	(191)	(347)	(80)
Total other expense	(690)	(1,424)	(1,135)	(2,612)

Loss before income taxes	(632)	(868)	(1,316)	(5,329)
Income tax expense	(222)	713	(237)	768
Net loss	$(410)	$(1,581)	$(1,079)	$(6,097)

Loss per common share:
Basic and diluted	$(0.01)	$(0.04)	$(0.03)	$(0.16)

Weighted-average common shares:
Basic and diluted	40,152	38,468	39,960	38,389

        Exhibit 2

HARVARD BIOSCIENCE, INC.

Condensed Consolidated Balance Sheets

(unaudited, in thousands)

	June 30, 2021	December 31, 2020
Assets
Cash and cash equivalents	$6,237	$8,317
Accounts receivables	17,391	17,766
Inventories	24,709	22,262
Other current assets	5,220	3,355
Total current assets	53,557	51,700
Property, plant and equipment	3,429	3,960
Goodwill and other intangibles	88,934	91,741
Other long-term assets	8,051	8,853
Total assets	$153,971	$156,254

Liabilities and Stockholders' Equity
Current portion, long-term debt	$2,220	$1,721
Other current liabilities	21,048	19,332
Total current liabilities	23,268	21,053
Long-term debt	40,921	46,286
Other long-term liabilities	11,081	12,234
Stockholders’ equity	78,701	76,681
Total liabilities and stockholders’ equity	$153,971	$156,254

            Exhibit 3

HARVARD BIOSCIENCE, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Six Months Ended
	June 30, 2021	June 30, 2020
Cash flows from operating activities:
Net loss	$(1,079)	$(6,097)
Adjustments to operating cash flows	5,789	6,045
Changes in operating assets and liabilities	(2,905)	5,296
Net cash provided by operating activities	1,805	5,244

Cash flows from investing activities:
Additions to property, plant and equipment	(357)	(524)
Addition to intangible assets	(150)	—
Net cash used in investing activities	(507)	(524)

Cash flows from financing activities:
Proceeds from borrowings	—	6,115
Repayments of debt	(5,000)	(16,411)
Payments of debt issuance costs	(102)	—
Proceeds from exercise of stock options	2,759	187
Taxes related to net share settlemenrt of equity awards	(990)	(262)
Net cash used in financing activities	(3,333)	(10,371)

Effect of exchange rate changes on cash	(45)	(55)
Decrease in cash and cash equivalents	(2,080)	(5,706)
Cash and cash equivalents at the beginning of period	8,317	8,335
Cash and cash equivalents at the end of period	$6,237	$2,629

                                Exhibit 4

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Three Months Ended June 30, 2021

(in thousands, except per share data)

			Acquired Assets	Severance,
		Stock-Based	Amortization	Restructuring,	Income
Statement of Operations	GAAP	Compensation	& Impairments	Transformation	Taxes	ADJUSTED

Revenues	$29,197	—	—	—	—	$29,197
Cost of revenues	12,844	(31)	(17)	(100)	—	12,696
Gross profit	16,353	31	17	100	—	16,501

Gross Margin	56.0%					56.5%

Operating expenses:
Sales and marketing expenses	5,730	(131)	(2)	(73)	—	5,524
General and administrative expenses	6,399	(969)	(16)	(1,108)	—	4,306
Research and development expenses	2,701	(33)	(11)	(249)	—	2,408
Amortization of intangible assets	1,465	—	(1,465)	—	—	—
Total operating expenses	16,295	(1,133)	(1,494)	(1,430)	—	12,238

Operating Expenses - % of Revenue	55.8%					41.9%

Operating income	58	1,164	1,511	1,530	—	4,263

Operating Margin	0.2%					14.6%

Other expense:
Interest expense	(377)	—	—	—	—	(377)
Other expense, net	(313)	—	—	—	—	(313)
Total other expense	(690)	—	—	—	—	(690)

(Loss) income before income taxes	(632)	1,164	1,511	1,530	—	3,573
Income tax (benefit) expense	(222)	—	—	—	1,040	818
Net (loss) income	$(410)	$1,164	$1,511	$1,530	$(1,040)	$2,755

(Loss) income per share	$(0.01)					$0.06

Diluted weighted average common shares	40,152					43,425

                        Exhibit 4.1

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Three Months Ended June 30, 2020

(in thousands, except per share data)

			Acquired Assets	Severance,
		Stock-Based	Amortization	Restructuring,	Income
Statement of Operations	GAAP	Compensation	& Impairments	Transformation	Taxes	ADJUSTED

Revenues	$23,308	—	—	—	—	$23,308
Cost of revenues	9,452	(14)	(20)	(43)	—	9,375
Gross profit	13,856	14	20	43	—	13,933

Gross Margin	59.4%					59.8%

Operating expenses:
Sales and marketing expenses	4,279	(62)	(2)	16	—	4,231
General and administrative expenses	5,670	(645)	(18)	(1,260)	—	3,747
Research and development expenses	1,897	(48)	(14)	—	—	1,835
Amortization of intangible assets	1,454	—	(1,454)	—	—	—
Total operating expenses	13,300	(755)	(1,488)	(1,244)	—	9,813

Operating Expenses - % of Revenue	57.1%					42.1%

Operating income	556	769	1,508	1,287	—	4,120

Operating Margin	2.4%					17.7%

Other expense:
Interest expense	(1,233)	—	—	—	—	(1,233)
Other expense, net	(191)	—	—	—	—	(191)
Total other expense	(1,424)	—	—	—	—	(1,424)

(Loss) income before income taxes	(868)	769	1,508	1,287	—	2,696
Income tax (benefit) expense	713	—	—	—	(103)	610
Net (loss) income	$(1,581)	$769	$1,508	$1,287	$103	$2,086

(Loss) income per share	$(0.04)					$0.05

Diluted weighted average common shares	38,468					39,593

                                Exhibit 4.2

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Six Months Ended June 30, 2021

(in thousands, except per share data)

			Acquired Assets	Severance,
		Stock-Based	Amortization	Restructuring,	Income
Statement of Operations	GAAP	Compensation	& Impairments	Transformation	Taxes	ADJUSTED

Revenues	$56,186	—	—	—	—	$56,186
Cost of revenues	24,402	(51)	(36)	(153)	—	24,162
Gross profit	31,784	51	36	153	—	32,024

Gross Margin	56.6%					57.0%

Operating expenses:
Sales and marketing expenses	11,116	(224)	(4)	(114)	—	10,774
General and administrative expenses	12,732	(1,803)	(33)	(1,954)	—	8,942
Research and development expenses	5,188	(54)	(22)	(294)	—	4,818
Amortization of intangible assets	2,929	—	(2,929)	—	—	—
Total operating expenses	31,965	(2,081)	(2,988)	(2,362)	—	24,534

Operating Expenses - % of Revenue	56.9%					43.7%

Operating (loss) income	(181)	2,132	3,024	2,515	—	7,490

Operating Margin	-0.3%					13.3%

Other expense:
Interest expense	(788)	—	—	—	—	(788)
Other expense, net	(347)	—	—	—	—	(347)
Total other expense	(1,135)	—	—	—	—	(1,135)

(Loss) income before income taxes	(1,316)	2,132	3,024	2,515	—	6,355
Income tax (benefit) expense	(237)	—	—	—	1,784	1,547
Net (loss) income	$(1,079)	$2,132	$3,024	$2,515	$(1,784)	$4,808

(Loss) income per share	$(0.03)					$0.11

Diluted weighted average common shares	39,960					42,954

                                Exhibit 4.3

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Six Months Ended June 30, 2020

(in thousands, except per share data)

			Acquired Assets	Severance,
		Stock-Based	Amortization	Restructuring,	Income
Statement of Operations	GAAP	Compensation	& Impairments	Transformation	Taxes	ADJUSTED

Revenues	$47,079	—	—	—	—	$47,079
Cost of revenues	20,241	(24)	(40)	(2)	—	20,175
Gross profit	26,838	24	40	2	—	26,904

Gross Margin	57.0%					57.1%

Operating expenses:
Sales and marketing expenses	9,858	(113)	(4)	(110)	—	9,631
General and administrative expenses	12,429	(1,341)	(35)	(2,646)	—	8,407
Research and development expenses	4,387	(84)	(31)	—	—	4,272
Amortization of intangible assets	2,881	—	(2,881)	—	—	-
Total operating expenses	29,555	(1,538)	(2,951)	(2,756)	—	22,310

Operating Expenses - %of Revenue	62.8%					47.4%

Operating (loss) income	(2,717)	1,562	2,991	2,758	—	4,594

Operating Margin	-5.8%					9.8%

Other expense:
Interest expense	(2,532)	—	—	—	—	(2,532)
Other expense, net	(80)	—	—	—	—	(80)
Total other expense	(2,612)	—	—	—	—	(2,612)

(Loss) income before income taxes	(5,329)	1,562	2,991	2,758	—	1,982
Income tax (benefit) expense	768	—	—	—	(391)	377
Net (loss) income	$(6,097)	$1,562	$2,991	$2,758	$391	$1,605

(Loss) income per share	$(0.16)					$0.04

Diluted weighted average common shares	38,389					39,461

                Exhibit 5

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

(in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net loss	$(410)	$(1,581)	$(1,079)	$(6,097)
Amortization of intangible assets	1,465	1,454	2,929	2,881
Depreciation expense	446	498	891	982
Interest expense	377	1,233	788	2,532
Income taxes	(222)	713	(237)	768
Stock-based compensation expense	1,164	769	2,132	1,562
Severance, restructuring and transformation costs	1,530	1,287	2,515	2,758
Adjusted EBITDA	$4,350	$4,373	$7,939	$5,386